Investor Presentation Investor Presentation September 2013 September 2013 Exhibit 99.1

Forward-Looking Statements and Non-GAAP
Forward-Looking Statements and Non-GAAP
Financial Measures
Financial Measures
Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”)or its management
"anticipates," "plans," "estimates," "expects," "believes," or the negative of these terms and other similar expressions) that are not statements of historical fact should be considered forward-looking statements.  These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, risks associated with the Company’s ability to successfully compete in its intensely competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its rapid growth; the Company’s ability to maintain or improve its operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings. The Company intends these forward-looking statements to speak only as of the date of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law.
In addition to reporting financial results in accordance with GAAP, the Company has presented adjusted net income, adjusted diluted earnings per share and adjusted EBITDA. These measures are not in accordance with, or an alternative to GAAP. The Company's management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of incentive compensation. For the thirteen and twenty-
six weeks ended July 1, 2012, these non-GAAP measures are presented on a pro forma basis as if the May 2012 business combination with
Sunflower Farmers Market, Inc. (“Sunflower Transaction”) had occurred on the first day of the Company’s 2012 fiscal year. See  the Appendix for unaudited supplemental pro forma condensed consolidated financial information.  The Company defines adjusted net income as net income excluding store closure and exit costs, one-time costs associated with its April 2011 combination (the Henry’s Transaction) with
Henry’s Holdings, LLC (“Henry’s”) and the Sunflower Transaction (collectively, the “Transactions”), gain and losses from disposal of assets, the loss on extinguishment of debt and the related tax impact of those adjustments. The Company defines adjusted diluted earnings per share as adjusted net income divided by the weighted average diluted shares outstanding. The Company defines EBITDA as net income before interest expense, provision for income tax, and depreciation and amortization, and defines adjusted EBITDA as EBITDA excluding store closure and exit costs, one-time costs associated with the Transactions, gains and losses from disposal of assets and the loss on extinguishment of debt.
These non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by
GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, none of these non-
GAAP measures should be considered as a measure of discretionary cash available to use to reinvest in growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each of these non-GAAP measures has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP.
See the Appendix for reconciliation for these non-GAAP measure to the comparable GAAP measures.

Introduction to Sprouts
Introduction to Sprouts
Doug Sanders –
Doug Sanders –
President & Chief Executive Officer
President & Chief Executive Officer
Amin Maredia –
Amin Maredia –
Chief Financial Officer
Chief Financial Officer

SPROUTS FARMERS MARKET

SPROUTS

SPROUTS

Healthy Living for less!

Why Sprouts is a Compelling Investment
Why Sprouts is a Compelling Investment
Authentic Natural and Organic Food Offering
at Great Value
Fast Growing Segment of the U.S.
Supermarket Industry with Strong Macro
Tailwinds
Significant New Store Growth Opportunity
Supported by Broad Demographic Appeal
Proven and Replicable Store Model with
Compelling Unit Economics
Resilient Business Model Delivering Strong
Financial Performance and Strong
Comparable Store Sales Growth
Passionate Management Team with
Customer Focused Culture

VITAMINS
BOOKS

BULK FOODS

PEARS
89¢

HERBAL CAPSULES
HERBAL TEAS

Healthy Living for less!

Selection Service Value Health
Sprouts has a Differentiated Go-to-Market
Sprouts has a Differentiated Go-to-Market
Strategy
Strategy
An Engaged, Loyal Customer Base Leading to Strong Financial
Performance and Significant New Unit Growth Opportunity
Complete Natural &
Organic Offering

DAIRY
FROZEN FOODS
PRODUCE
BEER & WINE
MEAT
FROZEN FOODS
GROCERY
BULK FOODS
DELI
PROMOTIONAL DISPLAYS
VITAMINS & BODYCARE
CHECKSTANDS
FLORAL
BAKERY
DELI SEATING
ENTRANCE

Sprouts “Flips”
Sprouts “Flips”
the Conventional Grocery Store
the Conventional Grocery Store
Model
Model
Produce
surrounded by a
complete
grocery offering
Farmers market
open store layout
with low profile
displays
Convenient,
small-box:
25-28k sq ft
Comfortable,
easy to shop
environment
Full grocery store

SPROUTS FARMERS MARKET

SPROUTS
FARMERS MARKET
Fresh Value Delivered

Healthy Living for less!

Fresh Produce is at the Core of Sprouts’
Fresh Produce is at the Core of Sprouts’
Offering
Offering
Produce is a common denominator among customers
Differentiated supply chain model delivers freshness, speed-to-market and value
Produce sourced and distributed in-house
Local sourcing, deep industry relationships
Supply chain system scalable to support growth
Limited CapEx requirements to establish new produce distribution centers
Sprouts’ Produce is a Competitive Advantage
Prices significantly below competitors drive trial and traffic

~1,200
7.2x
166
1.8x
300 in Existing Markets
As of Aug. 31, 2013
Potential

Estimated 15+ Years of New Store Runway
Estimated 15+ Years of New Store Runway
New
Mexico
Texas
Colorado
Utah
Arizona
Nevada
California
4
28
26
6
73
2
3
24
Existing Market
Oklahoma
Target Near Term New Market
Kansas
Georgia
Florida
Louisiana
Missouri
Arkansas
Tennessee
North
Carolina
South
Carolina
Alabama
Mississippi
Oregon
Washington
Potential U.S. Store Count¹
Proven Concept: 166 stores in eight states
Strong performance across all markets, demographics and real estate venues
Opened 18 stores year-to-date, 19 by end of September
Note: Based on an assumed new store growth rate of 12% per year and research conducted by Buxton Company in 2012.

SPROUTS FARMERS MARKET

VITAMI

Healthy Living for less!

Trial
Transition
Lifestyle
Sprouts will Grow its Share of Consumers’
Sprouts will Grow its Share of Consumers’
“Food
“Food
Retail Wallet”
Retail Wallet”
Consumers Start with
Produce
Over Time Make Sprouts
Their Primary Grocery Store
Then Begin Shopping in an
Increasing Number of
Departments
Over Time Increasing Average Basket Size and Gross Margin
Sprouts Attracts Conventional Grocery Customers Seeking a Healthy, Natural
Alternative for Less!

Case Study of a Sprouts Phoenix Location
($ in '000s)
Average Weekly Sales (1)
Whole Foods opened 2002
Wal-Mart opened
Trader Joe's opened
Costco opened
Frys Marketplace re-opened
Target added P-Fresh
+1%
+15%
+30%
+11%
+3%
+7%
+7%
+4%
+7%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 YTD

9 Sprouts’ Sprouts’ Consistent Growth in Competitive Consistent Growth in Competitive Markets Markets Broad Appeal Makes Sprouts a Formidable Competitor 1 Not indicative of every store location.

A Powerful, Long-term Growth Engine
A Powerful, Long-term Growth Engine
Compelling
Store-Level
Economics
One of the Best
White Space
Opportunities
in the Public
Markets
Leverage
Infrastructure
for Scale and
Growth
10%+
Natural /
Organic Sector
Growth
Consistent Store
Performance
Across
Geographies
and Vintages
Comp Growth
and Margin
Expansion in
Existing Stores
High, balanced sales growth
Margin expansion in existing stores
Operating leverage from scale and infrastructure
Deleverage capital structure
Long Term Net Earnings Growth Target of 20%+

11.6%
2.6%
4.9%
2.3%
7.4%
5.1%
14.8%
9.7%
18.1%
8.0%
21.0%
10.8%
2009
2010
2011
2012
Q1
Q2
2013
Prior Period
Current Period
2-Year Stacked

($ in M)
'08 – '12 CAGR: 17.1%
YoY: 19.3%
$1,059
$1,239
$1,490
$1,723
$1,991
$1,002
$1,196
2008
2009
2010
2011
2012
2012 1H
2013 1H

History of Organic Growth
History of Organic Growth
Balanced Sales Growth across Comparable Store Sales Growth and New Unit Openings
1 “Comparable store sales growth” refers to the percentage change in our comparable store sales as compared to the prior comparable period. Pro forma comparable store sales growth reflects comparable store sales growth calculated as if the Henry’s Transaction and the Sunflower Transaction had been consummated on the first day of fiscal 2007. Comparable store sales growth on a “two-year stacked basis” is computed by adding the pro forma comparable store sales growth of the period referenced and that of the same fiscal period ended twelve months prior.
2 Pro forma net sales reflect the net sales of our predecessor entity and Sunflower as if the Henry’s Transaction and Sunflower Transaction had been consummated on the first day of fiscal 2008.
Pro Forma Net Sales²
Pro Forma Comparable Store Sales Growth
1

Compelling New Store Level Economics
Compelling New Store Level Economics
1 Includes store buildout (net of contributions from landlords), inventory (net of payables) and cash pre-opening expenses.
Target New Store Economics
Store Size 25-28k sq. ft.
Net Cash Investment¹
$2.8M
First Year Sales
~$10M -12M
Initial Sales Growth 20-30% over 3-4 years
Pre-Tax Cash-on-Cash Returns 35-40% within 3-4 years

($ in M)
YoY Growth: 22%
YoY Growth: 19%
$509
$622
$1,002
$1,196
2Q 2012
2Q 2013
1H 2012
1H 2013

10.2 %
10.8 %
18.1 %
8.0 %
21.0 %
10.8 %
2Q 2012
2Q 2013
Q2
1Q 2013
2Q 2013
2-Year Stacked

Strong Sales Momentum Continued into 2Q13
Strong Sales Momentum Continued into 2Q13
Pro Forma Net Sales²
1 For stores under our management
2 Pro forma net sales reflect the net sales of Sunflower as if the Sunflower Transaction had been consummated on the first day of fiscal 2012.
3 “Comparable store sales growth” refers to the percentage change in our comparable store sales as compared to the prior comparable period. Pro forma comparable store sales growth reflects comparable store sales growth calculated as if the Sunflower Transaction had been consummated on the first day of fiscal 2012. Comparable store sales growth on a “two-year stacked basis” is computed by adding the pro forma comparable store sales growth of the period referenced and that of the same fiscal period ended twelve months prior.
Pro Forma Comparable Store Sales Growth³
Strong performance driven by continued pro forma comparable store sales growth of +10.8%
Two year stack of 21.0%
25th consecutive quarter of positive comps
1
Balanced customer count and average ticket
Strong comp sales across departments

Pro Forma Adj. EBITDA[1]

($ in M)
YoY Growth: 27%
$41
$53
2012 Q2
2013 Q2
% Margin
8.1%
8.5%

Pro Forma Adj. Net Income[2]

($ in M)
YoY Growth: 51%
$12
$18
2012 Q2
2013 Q2

Healthy Living for less!

Converting Strong Sales Performance into
Converting Strong Sales Performance into
Robust Earnings Growth
Robust Earnings Growth
1 See the Appendix to this presentation for a reconciliation of pro forma adjusted EBITDA to pro forma net income.
2 See the Appendix to this presentation for a reconciliation of pro forma adjusted net income to pro forma net income.

Strong Balance Sheet and Liquidity
Strong Balance Sheet and Liquidity
Net Debt to Adjusted EBITDA of 2.5x
(1)
1 Calculation is after taking into account a $340M pay down of Term Loan indebtedness with the proceeds from the IPO in August 2013.  Net debt is inclusive of capital leases.
$340M net proceeds from IPO (in August 2013) used to reduce
existing indebtedness
Ample liquidity going forward supported by $60M undrawn
revolver
Solid free cash flow generation with ability to self-fund organic growth
YTD have generated $101M in cash from operations
YTD $52M in capital expenditures
Generate significant free cash flow after investing in new
stores and infrastructure

2013 Financial Targets
2013 Financial Targets
Unit Growth 19 New Stores
Comparable Store Sales Growth 8.5% - 9.0%
Total Net Sales Growth 19% - 21%
Adjusted EBITDA $180M - $185M
Adjusted Net Income $57M - $60M
Adjusted Diluted EPS $0.41 - $0.43
Capital Expenditures (net of Landlord reimbursements)
$70M - $75M
Note: see the Appendix to this presentation for a reconciliation of historic non-GAAP measures to GAAP measures.

17 Long Term Financial Targets Long Term Financial Targets Unit Growth ~12% Comparable Store Sales Growth 6%+ Total Sales Growth ~15% EBIT Growth 17-20% Net Income Growth 20%+

Appendix: GAAP Reconciliations Appendix: GAAP Reconciliations and Pro Forma Information and Pro Forma Information

Non-GAAP
Non-GAAP
(a) See “Unaudited Supplemental Pro Forma Condensed Consolidated Financial Information” for a
reconciliation of proforma net income to net income for the thirteen and twenty-six weeks ended July 1, 2012.
(b)
Store closure and exit costs
have been excluded from adjusted and pro forma adjusted EBITDA, and from adjusted and pro forma adjusted net income. In fiscal 2013 these costs included the costs related to the closure of a former Sunflower warehouse facility and adjustments to sublease assumptions on other properties. In fiscal 2012 these consist primarily of the costs to close a Sunflower administrative facility following the Sunflower Transaction.
(c)
Costs associated with acquisitions and integration
represent the costs to integrate the combined
businesses resulting from the Sunflower and Henry’s Transactions. These expenses include professional fees and severance, which the Company excludes from its pro forma adjusted EBITDA and pro forma adjusted net income to provide period-to-period comparability of the Company’s operating results because management believes these costs do not directly reflect the ongoing performance of its store operations. The Company does not expect to incur material expenses associated with integration of the
Sunflower and Henry’s Transactions in fiscal 2013.
(d)
Gain/Loss on disposal of assets
represents the gains and losses recorded in connection with the disposal of property and equipment. The Company excludes gains and losses on disposals of assets from its adjusted and proformaadjusted EBITDA andadjusted and pro forma adjusted net income to provide period-
to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations. The loss recorded in fiscal 2012 primarily relates to the loss on the sale leaseback of a store property.
(e)
Pro forma adjusted and adjusted income tax provision
for all periods presented represents the
income tax provision and pro forma income tax provision plus the tax effect of the adjustments described in notes (b) through (e) above based on statutory tax rates for the period. For the thirteen weeks ended
July 1, 2012, this amount was further adjusted to reflect a $0.6 million reduction in pro forma income tax provision for the effects of certain items related to the Sunflower Transaction. Of the adjustment, $1.0 million relates to the tax effects of $0.7 million and $2.2 million of non-deductible transaction costs incurred by the Company and Sunflower, respectively, based on statutory tax rates for the period. This adjustment was partially offset by a $0.4 million adjustment related to tax benefits from Sunflower stock option exercises. For the twenty-six weeks ended July 1, 2012, this amount was further adjusted to reflect a $1.6 million reduction in pro forma income tax provision for the effects of certain items related to the
Sunflower Transaction. Of the adjustment, $2.0 million relates to the tax effects of $2.5 million and $2.0 million of non-deductible transaction costs incurred by the Company and Sunflower, respectively, based on statutory tax rates for the period. This adjustment was partially offset by a $0.4 million adjustment related to tax benefits from Sunflower stock option exercises. The Company has excluded these items from its pro forma adjusted income tax provision because management believes they do not directly reflect the ongoing performance of its store operations and are not reflective of its ongoing income tax  provision.
Sprouts Farmers Market, Inc. and Subsidiaries
Non-GAAP Measure Reconciliation
(In thousands)
(Unaudited)
June 30,
2013
July 1,
2012
June 30,
2013
July 1,
2012
Actual
Pro Forma for
Sunflower
Transaction Actual
Pro Forma for
Sunflower
Transaction
Net income (a) 12,468 $          7,158 $            30,585 $          19,515 $
Income tax provision 8,155 6,699 20,052 16,052
Net income before income taxes 20,623 13,857 50,637 35,567
Store closure and exit costs (b) 933 1,178 1,708 1,338
Costs associated with acquisitions and integration (c) - 4,346 (16) 7,371
Gain/(loss) on disposal of assets (d) (2) 1,269 6 1,386
Loss on extinguishment of debt 8,175 - 8,175 -
Adjusted income tax provision ( e) (11,756) (8,746) (23,962) (18,408)
Adjusted net income 17,973 11,904 36,548 27,254
Interest expense, net 11,390 10,214 21,550 20,522
Adjusted income tax provision ( e) 11,756 8,746 23,962 18,408
Adjusted earnings before interest and taxes (EBIT) 41,119 30,864 82,060 66,184
Depreciation, amortization and accretion 11,598 10,515 22,710 20,249
Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) 52,717 $          41,379 $          104,770 $        86,433 $
Adjusted Net Income Per Share
Net income per share - basic 0.10 $               0.06 $               0.24 $               0.16 $
Per share impact of net income adjustments 0.04 $               0.03 $               0.05 $               0.06 $
Adjusted net income per share -basic 0.14 $               0.09 $               0.29 $               0.22 $
Net income per share - diluted 0.10 $               0.06 $               0.24 $               0.15 $
Per share impact of net income adjustments 0.04 $               0.03 $               0.04 $               0.07 $
Adjusted net income per share -diluted 0.14 $               0.09 $               0.28 $               0.22 $
Thirteen weeks ended Twenty-six weeks ended

Pro forma Reconciliation
Pro forma Reconciliation
SPROUTS FARMERS MARKET, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Thirteen Weeks Ended July 1, 2012
(in thousands, except per share amounts)
Historical
Sprouts
Farmers
Market,
Inc.(1)
Historical
Sunflower(1)
Pro Forma Adjustments for
Pro Forma for
Sunflower
Transaction(2)
Sunflower
Fiscal
Period
Alignment(2)
Sunflower
Transaction(2)
Net sales......................... $ 430,112 $ 79,837 $ (1,472) $ — $ 508,477
Cost of sales, buying and occupancy 299,381 56,513 (1,011) 926 355,809
Gross profit............. 130,731 23,324 (461) (926) 152,668
Direct store
expenses.................. 88,996 14,772 (287) (277) 103,204
Selling, general and administrative expenses 22,584 7,181 (90) (6,855) 22,820
Store pre-opening
costs........................ 343 1,171 (14) — 1,500
Store closure and exit costs 1,156 22 — — 1,178
Income from operations 17,652 178 (70) 6,206 23,966
Interest expense .............. (8,365) (677) 14 (1,186) (10,214)
Other income.................. 44 62 (1) — 105
Income before income
taxes................ 9,331 (437) (57) 5,020 13,857
Income tax (provision) benefit (4,025) (730) 14 (1,958) (6,699)
Net income.............. $ 5,306 $ (1,167) $ (43) $ 3,062 $ 7,158
Per Share Information:
Net income—basic.......... $ 0.05 $ 0.06
Net income—diluted....... $ 0.05 $ 0.06
Weighted Average Shares:
Basic............................... 115,964 125,334
Diluted............................ 117,525 126,896

Pro forma Reconciliation
Pro forma Reconciliation
SPROUTS FARMERS MARKET, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Twenty-Six Weeks Ended July 1, 2012
(in thousands, except per share amounts)
Historical
Sprouts
Farmers
Market,
Inc.(1)
Historical
Sunflower(1)
Pro Forma Adjustments for
Pro Forma for
Sunflower
Transaction(2)
Sunflower
Fiscal
Period
Alignment(2)
Sunflower
Transaction(2)
Net sales......................... $ 805,832 $ 197,611 $ (1,472) $ — $ 1,001,971
Cost of sales, buying and occupancy 558,314 138,879 (1,011) 637 696,819
Gross profit............. 247,518 58,732 (461) (637) 305,152
Direct store
expenses.................. 163,829 35,956 (287) (199) 199,299
Selling, general and administrative expenses 39,671 13,384 (90) (7,676) 45,289
Store pre-opening
costs........................ 854 2,451 (14) — 3,291
Store closure and exit costs 1,279 59 — — 1,338
Income from operations 41,885 6,882 (70) 7,238 55,935
Interest expense .............. (15,463) (2,018) 14 (3,055) (20,522)
Other income.................. 68 87 (1) — 154
Income before income
taxes................ 26,490 4,951 (57) 4,183 35,567
Income tax (provision) benefit (11,638) (2,796) 14 (1,632) (16,052)
Net income.............. $ 14,852 $ 2,155 $ (43) $ 2,551 $ 19,515
Per Share Information:
Net income—basic.......... $ 0.13 $ 0.16
Net income—diluted....... $ 0.13 $ 0.15
Weighted Average Shares:
Basic............................... 112,982 125,147
Diluted............................ 114,472 126,665

Pro forma Reconciliation
Pro forma Reconciliation
SPROUTS FARMERS MARKET, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
1. Basis of Presentation and Description of Transactions
* * * Effective
May 29, 2012, the Company acquired all of the outstanding common and preferred stock of Sunflower in the Sunflower Transaction, a transaction accounted for as a business combination, which was financed through the issuance of debt and 14.9 million shares of common stock.
* * * The
historical Sprouts Farmers Market, Inc. results of operations for the thirteen and twenty-six weeks ended July 1, 2012 are derived from its unaudited consolidated financial statements for the periods then ended. The historical Sunflower results of operations for the period January 1, 2012 to May 28, 2012, were derived from the Sunflower pre-combination unaudited financial statements. Certain amounts from the Sunflower pre-combination unaudited financial statements have been reclassified to conform to the Company’s presentation.
2. Pro Forma for Sunflower Transaction
* * * The
historical results of operations have been adjusted to give pro forma effect to events that are (i) directly attributable to the Sunflower Transaction, (ii)
factually supportable and (iii) expected to have a continuing impact on the combined results, as if the Sunflower Transaction occurred on the first day of fiscal 2012
(referred to as “Pro Forma Adjustments for Sunflower Transaction”). Below is a description of the types of adjustments represented in the Sunflower Fiscal Period
Alignment and Sunflower Transaction Adjustments columns.
* * * Sunflower
Fiscal Period Alignment - Sunflower’s fiscal 2012 commenced one day earlier than the Company’s fiscal 2012. Pro forma adjustments for Sunflower
Fiscal Period Alignment reflect the pro forma impact of deducting one day from the historical Sunflower results of operations.
* * * Cost
of Sales, Buying and Occupancy – Adjustments attributable to the application of acquisition accounting including straight-line rent adjustments and adjustments to the amortization of favorable lease intangible assets and unfavorable lease liabilities.
* * * Direct
Store Expenses – Adjustments to historical Sunflower depreciation related to changes in value and estimated useful lives of property plant and equipment.
* * * Selling,
General and Administrative Expenses – Adjustments related to Sunflower Transaction fees recorded by both Sprouts and Sunflower, accelerated share-
based compensation recorded by Sunflower, adjustments to depreciation related to changes in value and estimated useful lives of property, plant and equipment and amortization of the Sunflower trade name.
* * * Interest
Expense – Adjustments related to the reversal of historical Sunflower interest expense, incremental interest expense related to the proceeds from additional term loan and senior subordinated notes that were used to effectuate the transaction and interest related to Sunflower capital and financing lease obligations.
* * * Income
Tax Provision – Adjustment to the income tax provision for the items listed above.
* * * Net
income per share – Net income per share has been adjusted to reflect those items listed above and the change in weighted average shares outstanding – basic and diluted as described below.
* * * Weighted
average shares outstanding – basic and diluted – The weighted average shares outstanding basic and diluted have been adjusted for the effect of the additional shares issued in the Sunflower Transaction.

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